Cover	Jun. 18, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002121124
Document Type	S-6
Entity Registrant Name	FT 13011
Document Period End Date	Jun. 18, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in Infrastructure Companies headquartered or incorporated in the United States. Infrastructure Companies are companies that design, construct, and maintain the core systems, such as transportation, utilities, and communications that keep society and the economy running, and may includes companies that are in the Industrials, Energy, Materials and Utilities sectors. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the industrials sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The U.S. Infrastructure Portfolio invests in companies that provide products or services that aid the development and maintenance of our country’s infrastructure system as well as companies that tend to benefit from an increasing economic growth rate.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.